Robert M. Steinberg	1900 Avenue of the Stars, 7th Floor
RSteinberg@jmbm.com	Los Angeles, California 90067-4308
(310) 203-8080 (310) 203-0567 Fax
www.jmbm.com

Ref:
52071-0001
June 29, 2009
VIA EDGAR
Daniel F. Duchovny, Esq.
Special Counsel
Office of Mergers and Acquisitions
Division of Corporate Finance
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549-3628

RE:	Emulex Corporation (the “Company”)
Schedule TO-I filed June 15, 2009
File No. 005-34050
Dear Mr. Duchovny:
We have reviewed your letter of comment dated June 19, 2009, and provide this letter in response to those comments. The paragraph numbers of this letter correspond to the numbered comments in your letter.
Schedule TO-I
Item 10. Financial Statements
1.     The Company determined that the information required by Item 1010(b) of Regulation M-A is not applicable because, on a pro forma basis, the exchange offer will have no material effect on the Company’s historical financial information. We have included disclosure to this effect in Item 10 of the Company’s Amendment No.1 to Schedule TO, filed concurrently with this letter (the “Amendment”).
        In addition, we have included the summary information required by Item 1010(c) of Regulation M-A under the heading “Financial Statements” in the Company’s Supplement to Offer to Purchase (the “Supplement”) which has been filed as an exhibit to the Amendment.

Daniel F. Duchovny, Esq.
June 29, 2009

Offer to Exchange
Forward-Looking Statements
2. In the Supplement, under the heading “Forward-Looking Statements,” the Company has revised the disclosure to provide that the safe harbor afforded by the Private Securities Litigation Reform Act does not extend to forward-looking statements made by the Company in connection with the exchange offer.
Compensatory Purpose of the Offer.
3. The Company’s exchange offer is distinct and wholly unrelated to the Broadcom offer. As is indicated in Section 11 of the Offer to Exchange, the exchange offer was approved by the Company’s stockholders at its most recent annual meeting held on November 19, 2008, prior to the commencement of the Broadcom offer, which occurred on May 5, 2009. The Company filed a Schedule TO-C with the SEC containing the proxy statement for that annual meeting on October 14, 2008, concurrently with the filing of the proxy statement with the SEC.
    The Company’s decision to commence the exchange offer at this time was based on its desire to maximize the number of options available for exchange under the terms of the exchange offer and was not related to any of the events associated with the Broadcom offer. Under the terms of the exchange offer as approved by the Company’s stockholders, only options with exercise prices equal to or greater than the highest closing price of the Company’s common stock over the 52-week period immediately preceding the commencement of the exchange offer would be eligible to be exchanged for restricted stock units. Further, the Company had the authority to commence the exchange offer at any time during the 12-month period following the approval of the offer by the Company’s stockholders on November 19, 2008. To maximize the number of “out-of-the-money” options that would be eligible for exchange in the offer, the Company sought to commence the exchange offer at a time where the closing price of its common stock over the immediately preceding 52 weeks was at or near its lowest point and as close as possible to the then-current market price of the Company’s common stock.
    As it turns out, had the Company commenced the exchange offer in late 2008 or early 2009 (following stockholder approval of the exchange offer but prior to the commencement of the Broadcom offer on May 5, 2009), the minimum exercise price for the options eligible for exchange would have been higher than the minimum price of $14.11 included in the exchange offer. This would have resulted in less options being eligible to be exchanged for restricted stock units. Further, if the Company waited until after the Broadcom offer was completed, it ran the risk of running up against its deadline to commence the exchange offer within 12 months of stockholder approval. In the final analysis, the Company elected to proceed with the exchange offer at a time it felt was most advantageous to the Company and its employees. This decision was made by the Company wholly independent of the Broadcom offer, whose timing was controlled solely by Broadcom.

Daniel F. Duchovny, Esq.
June 29, 2009

          Finally, as is indicated in Section 2 of the Offer to Exchange, the Company believes that the options that are eligible for exchange under the exchange offer are no longer effective as performance and retention incentives and that by providing eligible employees with an opportunity to exchange these options for restricted stock units, it will be restoring an incentive to remain with the Company and contribute to the future growth and success of its business. The Company also believes that the exchange offer will help align the interests of its employees with the interests of its stockholders.
          Accordingly, the Company believes that it is conducting the exchange offer solely for compensatory purposes and in a manner that maximizes the benefits of the exchange offer for its employees.
Source and Amount of Consideration; Terms of Restricted Stock Units.
4. In the Supplement, under the heading “Events Occurring Before the Restricted Stock Unit Grant Date”, the Company has revised the disclosure contained in the exchange offer to provide that the Company’s right to withdraw the exchange offer if the Company is acquired prior to the expiration date of the exchange offer does not apply to the Broadcom Offer.
          The Company acknowledges that (i) the Company is responsible for the adequacy and accuracy of the disclosure in the referenced filings, (ii) Staff comments or changes to disclosure in response to Staff comments do not foreclose the Commission from taking any action with respect to the filing, and (iii) the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.
          Should you have any questions, please contact the undersigned at (310) 203-8080.

Sincerely,
/s/ Robert M. Steinberg
Robert M. Steinberg
Attorney Jeffer, Mangels, Butler & Marmaro LLP

RS:tcb
Enclosures

Daniel F. Duchovny, Esq.
June 29, 2009

cc:    Michael J. Rockenbach, Chief Financial Officer